CERTIFICATIONS

I, Brian S. Shlissel, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Income ETF, JPMorgan Inflation Managed Bond ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan Realty Income ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: May 4, 2023	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

CERTIFICATIONS

I, Timothy J. Clemens, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Income ETF, JPMorgan Inflation Managed Bond ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan Realty Income ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: May 4, 2023	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

Certification pursuant to Section 906

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, JPMorgan BetaBuilders MSCI US REIT ETF, JPMorgan BetaBuilders U.S. Aggregate Bond ETF, JPMorgan BetaBuilders USD High Yield Corporate Bond ETF, JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Income ETF, JPMorgan Inflation Managed Bond ETF, JPMorgan International Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan Realty Income ETF, JPMorgan Short Duration Core Plus ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Brian S. Shlissel, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

May 4, 2023

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.